SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

November 11, 2013

Date of Report (Date of Earliest Event Reported)

New Colombia Resources, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	333-51274	43-2033337
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

251 174th Street # 816 Sunny Isles Beach, FL 33160
(Address of principal executive offices and Zip Code)

(410) 236-8200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Agreement

On November 11, 2013, New Colombia Resources, Inc. entered into a Non-Disclosure Agreement with Tata Power Company Limited, India’s largest integrated power company.  The agreement is to engage in discussions to evaluate a possible business relationship.

Item 8.01	Other Events

On October 8, 2013, Erasmo Almanza applied for an additional coal concession contract totaling 3391 hectares contiguous to New Colombia Resources’ current Concession Contract # ILE-09551 in Guaduas, Colombia.  The new concession contract application number is OJ8-08091.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW COLOMBIA RESOURCES, INC.

Date: November 12, 2013	By:	/s/ John Campo
	Name:	John Campo
	Title:	PresPresident/Chairman